                         Morgan Stanley Utilities Fund
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                 Amount of        % of
                                      Offering       Total        Shares        Offering   % of Funds
   Security     Purchase/   Size of   Price of     Amount of     Purchased     Purchased     Total                       Purchased
   Purchased   Trade Date  Offering    Shares      Offering       By Fund       By Fund      Assets        Brokers          From
-------------- ---------- --------- ----------- -------------- -------------- -----------
American Water  04/22/08      -        $21.50   $1,247,000,000    342,600        0.59%       0.77%      Goldman,        Citigroup
Works Co. Inc.                                                                                          Sachs & Co.,
                                                                                                        Citi,
                                                                                                        Merrill
                                                                                                        Lynch & Co.,
                                                                                                        Credit
                                                                                                        Suisse,
                                                                                                        JPMorgan,
                                                                                                        Morgan
                                                                                                        Stanley,
                                                                                                        UBS
                                                                                                        Investment
                                                                                                        Bank,
                                                                                                        Edward
                                                                                                        Jones,
                                                                                                        Boenning &
                                                                                                        Scattergood,
                                                                                                        Inc.,
                                                                                                        Janney
                                                                                                        Montgomery
                                                                                                        Scott
                                                                                                        LLC,
                                                                                                        Cabrera
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        LLC,
                                                                                                        HSBC,
                                                                                                        Societe
                                                                                                        Generale,
                                                                                                        Stanford
                                                                                                        Group
                                                                                                        Company,
                                                                                                        UBS
                                                                                                        Investment
                                                                                                        Bank,
                                                                                                        Wachovia
                                                                                                        Securities,
                                                                                                        The
                                                                                                        Williams
                                                                                                        Capital
                                                                                                        Group,
                                                                                                        L.P.